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                          REPUBLIC ENGINEERED STEELS, INC.

                                SALARIED EMPLOYEES'

                                  TERMINATION PLAN







                                Amended and Restated

                               as of January 23, 1997


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                          REPUBLIC ENGINEERED STEELS, INC.
                        SALARIED EMPLOYEES' TERMINATION PLAN

                                 TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Article 1 - Eligibility
     1.1  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2  Exclusions . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Article 2 - Termination Plan Allowance
     2.1  Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.2  Schedule of Termination Plan Allowance . . . . . . . . . . . . . . 3
     2.3  Commencement of Termination Plan Allowance . . . . . . . . . . . . 4
     2.4  Payment of Termination Plan Allowance. . . . . . . . . . . . . . . 4
     2.5  Termination Plan Provisions Applicable to Executive Officers . . . 5
     2.6  Cessation of Termination Plan Allowance. . . . . . . . . . . . . . 6
     2.7  Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

Article 3 - Other Employee Benefits
     3.1  Termination Plan Allowance Period. . . . . . . . . . . . . . . . . 8
     3.2  Retirement and Capital Accumulation Plan . . . . . . . . . . . . . 8
     3.3  Health Care Plan . . . . . . . . . . . . . . . . . . . . . . . . . 9
     3.4  Employee and Spouse Life and Accidental Death Plan . . . . . . . . 9
     3.5  Disability Income Plan . . . . . . . . . . . . . . . . . . . . . .10
     3.6  Benefit Bank . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     3.7  Vacation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     3.8  Employee Common Stock Ownership Pan ("ESOP") and ESOP Excess
          Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .11

Article 4 - Contributions
     4.1  No Employee Contributions. . . . . . . . . . . . . . . . . . . . .12
     4.2  No Trust Created . . . . . . . . . . . . . . . . . . . . . . . . .12

Article 5 - General Provisions
     5.1  General Provisions . . . . . . . . . . . . . . . . . . . . . . . .13
     5.2  Administration . . . . . . . . . . . . . . . . . . . . . . . . . .13
     5.3  Establishment of Rules . . . . . . . . . . . . . . . . . . . . . .13
     5.4  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Article 6 - Execution. . . . . . . . . . . . . . . . . . . . . . . . . . . .14


                                       PREAMBLE


Republic Engineered Steels, Inc. ("Employer") hereby creates the Republic Engineered Steels, Inc. Salaried Employees' Termination Plan ("Plan"); the Effective Date shall be November 28, 1989. The Plan was initially amended and restated on October 26, 1995, and, as described herein, is amended and restated effective as of January 23, 1997.

The Plan hereby adopted has been approved by the Employer and is intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.

The terms and conditions of the Plan, effective January 23, 1997, are as follows:


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                                     ARTICLE 1

                                    ELIGIBILITY

1.1  ELIGIBILITY

     (a) Subject to the provisions of Section 1.2, and Covered Employee, as defined in Section 1.1(b), whose active employment with the Employer is terminated because of a reduction in salaried work force due to restructuring by the Employer or as otherwise necessitated by business conditions is eligible to receive a Termination Plan Allowance in accordance with the provisions of this Plan. The determination of whether a Covered Employee is eligible for coverage under this Plan shall be in the sole discretion of the Plan Administrator.

     (b) For purposes of this Plan, a "Covered Employee" shall mean any employee who is on the full-time, active salaried payroll of the Employer and who is not a nonresident alien or represented in a collective bargaining unit. No person employed by a newly created or newly purchased organizational unit of the Employer shall become a Covered Employee unless and until such organization is brought under the Plan by specific action of the Employer. An employee shall cease to be a Covered Employee upon the expiration of the Waiver Period, as defined in Section 2.7, and thereafter shall no longer be eligible to begin receiving a Termination Plan Allowance under the Plan.


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1.2  EXCLUSIONS

     Notwithstanding anything to the contrary in this Plan, a Termination Plan Allowance shall not be paid to:

     (a) any Covered Employee who is eligible to receive benefits from the Employer's Disability Income Plan,

     (b)  a temporary, summer or part-time employee,

     (c) an employee hired for specific periods of time (either on contract or otherwise), except for any Covered Employee described in Section 2.5,

     (d) any employee of a plant, division or other unit of the Employer which is sold or spun-off to new owners, provided such employee is offered employment with the new owner,

     (e)  any employee who refuses to accept another job within the Employer,

     (f) any employee who, as of the date of termination, owes any sum of money for any reason (including any expense account advance) to the Employer, expect to the extent such debt is first satisfied,

     (g) any employee who is discharged for cause (including a finding of unsatisfactory work performance) as determined by the Plan Administrator, and

     (h)  any employee who dies, voluntarily quits or retires.


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                                     ARTICLE 2

                             TERMINATION PLAN ALLOWANCE

2.1  BENEFITS

     Subject to Sections 2.5 and 2.7, each eligible Covered Employee shall be entitled to receive a Termination Plan Allowance described in Section 2.2, which includes salary and benefit continuation components.

2.2  SCHEDULE OF TERMINATION PLAN ALLOWANCE

     (a) An eligible Covered Employee shall be entitled to receive salary continuation pursuant to the following schedule:


                                                   Termination Plan Allowance
                                                         Expressed As
                                                  Months of Salary Continuance
                                                  ----------------------------
                                                  Less Than      40 or More
          Service                                 40 Years Old   Years Old
          -------                                 ------------   ---------
          Less than 3 years                           1/2          1-1/2
          at least 3 but less than 5 years          1              2
          at least 5 but less than 7 years          1-1/2          2-1/2
          at least 7 but less than 10 years         1-3/4          2-3/4
          at least 10 but less than 15 years        2              3
          at least 15 but less than 20 years        3              4
          at least 20 but less than 25 years        4              5
          at least 25 years                         5              6


     (b)  For purposes of the above schedule, a Covered Employee's:

          (i)     age is determined on the day of employment termination;

          (ii) service is equal to the amount of "vesting service" such Covered Employee is credited with under the Republic Engineered Steels, Inc. Retirement and Capital Accumulation Plan ("RCAP") on the day of employment termination;

          (iii) salary means the total cash remuneration paid to a Covered Employee for services rendered to the Employer, including any reduction pursuant to Code


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

                  Sections 125 or 401(k). Compensation shall include supplemental salary where applicable, but shall exclude the amount resulting from any cost-of-living adjustment provision and all items exceeding straight-time pay or base salary for the Covered Employee's job, such as bonuses, management variable compensation programs, pay for vacation not taken, and contributions to any benefit plan.

     (c) The Termination Plan Allowance also includes coverage under employee benefit plans sponsored by the Employer which are described in Article 3, in which the Covered Employee was a participant on the employment termination date.

2.3  COMMENCEMENT OF TERMINATION PLAN ALLOWANCE

     (a) A Termination Plan Allowance shall be payable to a Covered Employee beginning with the regularly scheduled payroll date immediately following the end of the Waiver Period, as described in Section 2.7.

     (b) The first of such salary continuation payments under the Termination Plan Allowance shall be calculated on a basis retroactive to the day following the Covered Employee's termination of employment.

2.4  PAYMENT OF TERMINATION PLAN ALLOWANCE

     (a) The salary continuation portion of the Covered Employee's Termination Plan Allowance shall be paid in the same manner as the Employer's regular monthly salary payroll schedule. Payroll deductions, based upon the authorizations in effect on the Covered Employee's employment termination date, shall continue to be made for:


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

          (i)     taxes,

          (ii)    bonds,

          (iii)   Social Security,

          (iv)    United Way,

          (v)     outstanding RCAP loans,

          (vi) any "Design Your Benefit" options (except for the disability supplement or optional vacation), and

          (vii) any other deduction being made prior to payment of the Termination Plan Allowance.

     (b) A Covered Employee shall continue to accrue "continuous service" for all employee benefit purposes during the period for which he is receiving a Termination Plan Allowance.

2.5  TERMINATION PLAN PROVISIONS APPLICABLE TO EXECUTIVE OFFICERS

     (a) The provisions of this Plan shall apply to the Employer's Executive Officers (except the Chairman and Chief Executive Officer) with the modifications as provided in this Section 2.5. An Executive Officer is a Covered Employee who is designated as an Executive Officer by the Employer's Board of Directors.

     (b) Executive Officers shall be eligible for coverage under this Section in the following situations:

          (1) immediately upon completing two years of service as an Executive Officer; or

          (2) prior to completing two years of service as an Executive Officer immediately upon designation as such by the Employer's Board of Directors in its sole discretion.


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

     (c) Subject to Section 2.7, any eligible Executive Officer, whose active employment with the Employer is terminated, is eligible to receive a Termination Plan Allowance as provided below:

          (1) An eligible Executive Officer with two or more years of service as an Executive Officer on October 26, 1995 shall receive a Termination Plan Allowance of salary and benefits for a period of one (1) year beginning on the day following termination of employment.

          (2) Any other eligible Executive Officer shall receive a Termination Plan Allowance of salary and benefits for a period of up to one (1) year beginning on the day following termination of employment as determined by the Employer's Board of Directors in its sole discretion, but in no event for less than the period of time described in Section 2.2(a).

     (d) In addition to any other event of cessation of the Termination Plan Allowance provided in Section 2.6, an Executive Officer's Allowance shall be offset by any salary or wages received by the former Executive Officer from any employer during the Termination Allowance Period during which the full Allowance would have been payable.

2.6  CESSATION OF TERMINATION PLAN ALLOWANCE

     A Covered Employee's Termination Plan Allowance shall cease as of the earliest of the date:

     (a)  described in the Schedule in Section 2.2(a), or

     (b) upon which he retires with an immediate retirement benefit under the RCAP or other qualified retirement plan of the Employer, or


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

     (c)  of his re-employment by the Employer.

2.7  LIMITATIONS

     Notwithstanding any Plan provision to the contrary, the right to payment of any and all benefits described under this Plan to an eligible Covered Employee is subject to:

     (a) the eligible Covered Employee completing and signing any and all forms, including any waivers and releases relating to employment, currently in use by the Plan Administrator and/or Employer ("Release"); and

     (b) the Plan Administrator and/or Employer's timely receipt of such Release; and

     (c) compliance with any statutory or regulatory waiting and revocation period ("Waiver Period").

     Upon satisfaction of the above requirements, payments will be made in accordance with Plan terms.

     The Waiver Period is the period of time which begins on the day following the Covered Employee's termination of employment date and ends on the eighth day after the date on which the Covered Employee signs the Release referred to in Section 2.7(a) above. Notwithstanding any Plan provision to the contrary, the Waiver Period shall not extend:

     (d) beyond 53 days after the Covered Employee's termination of employment date if such termination is part of a program involving 2 or more employees; or

     (e) beyond 29 days after the Covered Employee's termination of employment date if such termination is not part of a program involving 2 or more employees.


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

                                      ARTICLE 3

                               OTHER EMPLOYEE BENEFITS


3.1  TERMINATION PLAN ALLOWANCE PERIOD

     During the period a Covered Employee is receiving salary continuation under the Termination Plan, the Employer sponsored employee benefit plans, as described in Sections 3.2 through 3.9, shall be provided to such Covered Employee if said plans are maintained by the Employer during such period and if such Covered Employee was a participant in such plan on the last day of employment. The benefits under said plans are subject to the terms and conditions set forth in the plan document of each such plan.

3.2  RETIREMENT AND CAPITAL ACCUMULATION PLAN

     (a) During the period of time for which a Covered Employee receives a Termination Plan Allowance:

          (i) such Covered Employee shall continue to accrue "vesting service" as defined under the RCAP, and

          (ii) the Employer shall continue to make monthly contributions to such Covered Employee's RCAP account based on his Termination Plan Allowance.

     (b) A Covered Employee shall not be considered to have a "severance date" as defined under the RCAP until the date immediately following the cessation of his Termination Plan Allowance.


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

3.3  HEATH CARE PLAN.

     (a) A Covered Employee shall continue to participate in the Employer's Health Care Plan as if he was actively employed during the period such Covered Employee receives a Termination Plan Allowance.

     (b) A Covered Employee shall no longer be considered actively employed for purposes of the Employer's Health Care Plan as of the date immediately following the cessation of his Termination Plan Allowance, except that a Covered Employee who is a member of a Health Maintenance Organization ("HMO") shall continue his coverage under such HMO until the end of the month in which his Termination Plan Allowance ceases.

     (c) Upon the cessation of participation in the Employer's Health Care Plan described in subsection (b), a Covered Employee may elect to continue coverage under the Health Care Plan as required by the Consolidated Omnibus Budget Reconciliation Act of 1985. As provided in the Health Care Plan, continuation coverage may be available through an individual policy at the Covered Employee's cost.

3.4  EMPLOYEE AND SPOUSE LIFE AND ACCIDENTAL DEATH PLAN

     (a) A Covered Employee may continue to purchase life insurance and/or accidental death coverage under the Employer's Life and Accidental Death Plan, covering himself and/or his spouse during the period such Covered Employee receives a Termination Plan Allowance, however, coverage cannot be increased during such period.

     (b) Coverage under such plan ends at the end of the month in which the Covered Employee's Termination Plan Allowance ceases.



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

     (c) Conversion privileges for extended coverage at the Covered Employee's cost are available pursuant to the provisions of the Life and Accidental Death Plan applicable to terminated employees.

3.5  DISABILITY INCOME PLAN

     (a) If a Covered Employee is receiving benefits under the Disability Income Plan on his termination of employment date, those benefits shall continue as provided under the Disability Income Plan.

     (b) Notwithstanding any Termination Plan provision to the contrary, a Covered Employee shall not be eligible to participate in the Disability Income Plan during any time in which he is receiving a Termination Allowance under this Plan.

3.6  BENEFIT BANK

     (a) A Covered Employee shall be eligible to continue deposits under the Employer's Benefit Bank through the end of the month in which his Termination Plan Allowance ceases.

     (b) Eligible expenses under the Benefit Bank will qualify for reimbursement during the calendar year in which deposits were made. Reimbursement of eligible expenses shall be limited to the amount of deposits made during the calendar year.

3.7  VACATION

     (a) Regular vacation time not taken in the year of termination of employment shall be paid to a Covered Employee when his Termination Plan Allowance ceases.


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

     (b) Payments received pursuant to subsection (a) do not extend "continuous service" under any Employer sponsored employee benefit plan.

     (c) No contributions for "optional vacation" shall be made by a Covered Employee upon his termination from employment.

     (d) Contributions made by a Covered Employee for unused optional vacation days shall be refunded by the Employer upon the cessation of his Termination Plan Allowance.

3.8  EMPLOYEE COMMON STOCK OWNERSHIP PLAN ("ESOP") AND ESOP EXCESS BENEFIT PLAN

     (a) A Covered Employee shall continue to be a participant in the Employer's ESOP and ESOP Excess Benefit Plan while receiving a Termination Plan Allowance.

     (b) A Covered Employee's Termination Plan Allowance shall be included in the calculation for allocation of common stock under such plans through the end of the calendar year in which his Termination Plan Allowance ceases.

     (c) For purposes of receiving a distribution from the ESOP and ESOP Excess Benefit Plan, a Covered Employee is not considered to have incurred a Termination of Service until his Termination Plan Allowance ceases.


                                                                            3/11

                                      ARTICLE 4

                                    CONTRIBUTIONS


4.1  NO EMPLOYEE CONTRIBUTIONS

     No contributions shall be made to this Plan by the Covered Employee.

4.2  NO TRUST CREATED

     Unless otherwise required by ERISA or the Code, no assets of the Employer shall be specifically set aside for the payment of any benefits under the Plan. The Plan does not create a trust in favor of a Covered Employee or any person claiming on the Covered Employee's behalf, and the obligations of the Employer are solely contractual obligations to make payments due hereunder. The obligation to make a benefit payable under the Plan shall be considered a liability of the Employer, and the Covered Employee's right thereto shall be the same as that of any unsecured general creditor of the Employer. Neither a Covered Employee nor any other person shall, pursuant to the Plan, acquire any right, title or interest in or to any asset of the Employer other than the right to the actual payment of benefits in accordance with the terms of the plan.


                                                                            4/12

                                      ARTICLE 5

                                  GENERAL PROVISIONS


5.1  GENERAL PROVISIONS

     The Republic Engineered Steels, Inc. General Welfare Plan provisions are hereby Incorporated by reference.

5.2  ADMINISTRATION

     The Employer shall be designated as the Plan Administrator. The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed with the Plan Administrator. In providing for the administration of the Plan, the Plan Administrator may delegate responsibilities for the operation and administration of the Plan by written document filed in the Plan records.

5.3  ESTABLISHMENT OF RULES

     Subject to the limitations of the Plan, the Plan Administrator from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Plan Administrator shall have discretionary authority to interpret the Plan. The determination of the Plan Administrator as to any disputed question shall be conclusive and final to the extent permitted by applicable law.

5.4  TAXES

     The Employer may withhold from any payment due under this Plan any taxes required to be withheld under applicable federal, state or local tax laws or regulations.


                                                                            5/13

                                      ARTICLE 6

                                      EXECUTION


IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Republic Engineered Steels, Inc. has caused its corporate seal to be affixed hereto and has caused the Plan to be duly executed in its name and on it behalf by its proper officers duly authorized this 24th day of January, 1997, as of January 23, 1997..


ATTEST:                                      REPUBLIC ENGINEERED STEELS, INC.:

/s/ James D. Donahue                         /s/ James Burns Riley
------------------------------               -----------------------------------


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